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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) NOVEMBER 23, 2005


                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                                                75-2590292
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)

                                    001-16699
                                   (Commission
                                  File Number)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (323) 582-9977

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 23, 2005, Overhill Farms, Inc. (the "Company") issued a press release announcing its preliminary results of operations for the quarter and year ended October 2, 2005. A copy of the press release is furnished in Item
9.01 of this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.
       --------------------------------------------

       Not applicable.

(b)    Pro Forma Financial Information.
       --------------------------------

       Not applicable.

(c)    Shell Company Transactions.
       ---------------------------

(d)    Exhibits.
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   Number        Description
   ------        -----------

    99      Press release dated November 23, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2005

                                  OVERHILL FARMS, INC.

                                  By: /s/ JOHN L. STEINBRUN
                                      ------------------------------------------
                                      John L. Steinbrun, Chief Financial Officer

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